UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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iRobot Corporation

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On April 27, 2016, iRobot Corporation mailed the following letter to its shareholders:

An important message for all iRobot shareholders IROBOT An important message for all iRobot shareholders Protect the Value of Your Investment: Vote FOR ALL on the WHITE Proxy Card TODAY

Important Stockholder Information iRobot Corporation (“iRobot”, or the “Company”) will hold its 2016 Annual Meeting of stockholders on May 25, 2016. The Company has filed with the Securities and Exchange Commission (the “SEC”) and mailed to its stockholders a definitive proxy statement and form of WHITE proxy card in connection with the 2016 Annual Meeting. The definitive proxy statement contains important information about the Company, the 2016 Annual Meeting and related matters. COMPANY STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION. The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the matters to be considered at the 2016 Annual Meeting. Information regarding the Company’s directors and executive officers is contained in the Company’s annual report on Form 10-K filled with the SEC on February 19, 2016, and definitive proxy statement ? led with the SEC on March 29, 2016. The proxy statement and other relevant solicitation materials (when they become available), and any and all documents ? led by the Company with the SEC, may be obtained by investors and security holders free of charge at the SEC’s web site at www.sec.gov. In addition, the Company’s filings with the SEC, including the proxy statement and other relevant solicitation materials (when they become available), may be obtained, without charge, from the Company by directing a request to the Company at 8 Crosby Drive, Bedford, MA 01730, Attention: Investor Relations. Such materials are also available at www.irobot.com. Forward-Looking Statements Certain statements made in this communication that are not based on historical information are forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified with words like “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates. This communication contains express or implied forward-looking statements relating to, among other things, iRobot’s expectations regarding future financial performance, future operating performance and growth, our strategic actions to continue revenue growth, demand for our robots, strategic investments to diversify Home revenue, the impact of the divestiture of our Defense & Security business, the impact of our strategic actions to enhance stockholder value, and anticipated revenue. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things: our ability to operate in an emerging market, the financial strength of our customers and retailers, our ability to enhance stockholder value through our strategic actions, including the sale of our Defense & Security business, general economic conditions, market acceptance of our products, and competition. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. iRobot undertakes no obligation to update or revise the information contained in this communication, whether as a result of new information, future events or circumstances or otherwise. For additional disclosure regarding these and other risks faced by iRobot, see the disclosure contained in our public ? lings with the SEC.

Your Board of Directors Seeks Your Support at the Upcoming Annual Meeting of Stockholders: VOTE FOR: Continued Market Leadership in Consumer Robotics A Superior Track Record of Performance and Value Creation Two Directors With the Expertise and Vision to Guide iRobot Into an Even Brighter Future Continued Smart Investment in R&D to Develop Winning Products

VOTE THE WHITE PROXY CARD TODAY The Leader in Consumer Robotics 25YEARS 1200+ 4x OF GLOBAL ROBOTIC_ PATENTS & NEAR_TERM TECHNOLOGY MARKET PATENTS PENDING U.S. HOUSEHOLD LEADERSHIP PENETRATION POTENTIAL 6X more than AWARD- 60% WINNING TECHNOLOGY AND PRODUCTS 2.5x SHARE OF THE GLOBAL ROBOTIC VACUUM MARKET SEGMENT(1) GREATER REVENUE GREATER REVENUE GROWTH RATE GROWTH RATE THAN PEERS THAN S&P 500 (1) Segment of Vacuum Market with retail prices over $200

Outperforming peers with a total shareholder return of

~70%


38.9%
S&P TECHNOLOGY HARDWARE & EQUIPMENT INDUSTRY GROUP
53.3%
S&P 500 INDEX
62.5%
PEER INDEX
64.1%
NASDAQ
70.0%
iRobot

SOURCE: CAPITAL IQ. Note: Market data as of 1/1/2013 to 4/22/2016.
Peer Index is equal weighted for its constituents. Peer Index is comprised of 3D Systems, AeroVironment, Alphabet, Apple, Cognex, Dolby, Electrolux, Garmin, Intuitive Surgical, InvenSense, Koninklijke Philips, Logitech, Microsoft, Nautilus, Netgear, Plantronics, TiVo, Trimble Navigation, Universal Electronics, and Whirlpool. Defense & Security peers excluded.

VOTE THE WHITE PROXY CARD TODAY iRobot’s director nominees bring extensive software, technology and Internet of Things (IoT) experience Mohamad Ali Extensive vision and technology leadership in software, cloud infrastructure, and data analytics Significant experience with capital allocation in technology companies Former Chief Strategy O_ cer (September 2012 – December 2014) President and CEO (December 2014 - Present) Extremely successful tenure as Chief Strategy Took over during a period of transition Officer driving high shareholder returns and reset growth strategy Led the decision process to separate HP into two companies Repositioned for SMB opportunity, moving R&D and marketing to higher return on investment business Former Vice President (March 2005 - July 2009) Executed EVault acquisition, strengthening Carbonite’s position at the high end of the Developed analytics strategy and acquired SMB market numerous companies to build what is today one of IBM’s largest and most profi table businesses CARBONITE Hp IBM

Michael Bell Silver Spring NETWORKS Pioneer of the Internet of Things (IoT) Significant experience in R&D, technology innovation, and end-market expansion Developer of product strategies and tightly integrated hardware / software products Former Vice President (July 2010 - September 2015) President and CEO Led technology groups focused on new (September 2015 - Present) devices, mobility, and communications Took over to lead next phase of growth and innovation Oversaw entry into the phone and tablet markets Accelerated innovation into smart utility networks, smart cities, and broader Internet of Things opportunities Former Vice President (1991- 2007) Made significant product decisions and contributions to the iMac, Apple TV, and iPhone programs Created the first ever consumer WiFi product — Apple AirPort INTEL

PROTECT THE VALUE OF YOUR INVESTMENT PLEASE VOTE THE WHITE Please do NOT use any Green proxy card sent to you by Red Mountain Capital, as doing so will CARD TODAY. revoke your vote on the WHITE proxy card. YOUR VOTE If you have questions about how to vote your shares, IS IMPORTANT, or need additional assistance, please contact the NO MATTER firm assisting us in the solicitation of proxies: HOW MANY INNISFREE M&A INCORPORATED OR FEW SHARES Shareholders Call Toll-Free: (877) 717.3929 YOU OWN Banks and Brokers Call Collect: (212) 750.5833